UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

VASCULAR SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

Set forth below are copies of communications first published, sent or given by Vascular Solutions, Inc. on December 2, 2016.

[Email to all VSI employees]

Re:  Today’s News

VSI employees,

When I started Vascular Solutions in 1997, I knew this day eventually would come – I just didn’t know when. Today, after 20 years of working together to build a great medical device company, our Board of Directors has unanimously agreed to the acquisition of Vascular Solutions by Teleflex for $1 billion, or $56.00 per share.

The attached press releases provide some of the details, and in this email I’ll provide you a few more on how the acquisition will affect you.  This afternoon we will have employee meetings for everyone in the home office to introduce you to the senior management of Teleflex. And for our field employees, we will introduce you to the Teleflex senior management team at our World Sales Meeting in January.

First and foremost, this isn’t the end of our company. Instead, it’s the start of its next chapter. When I let our Board of Directors know in July that I didn’t want to continue as CEO much longer due to the personal risks I experienced in the Short Kit litigation, we decided to see if we could find the right corporate partner to manage our company’s future. I’m confident we found that partner in Teleflex. In my multiple discussions with their management team, I am convinced that their goal in acquiring VSI is not to down-size or move our operations, but rather to strengthen our efforts to develop, manufacture and sell even more exceptional medical devices to our newly-combined customer base.

Second, today’s announcement is just the beginning of the acquisition process, which we expect to be completed sometime in the first half of 2017. Until it is completed, we will continue to operate Vascular Solutions just as we operate it today, and I will continue to run the company through this transition.  And even after the acquisition is completed, Teleflex has committed that through at least the end of 2017 they will continue to provide a cash compensation package to each continuing employee that is no less favorable than your existing cash compensation package.  Teleflex also has agreed that through the end of 2017, they will continue to provide employee benefits that, in the aggregate, are substantially comparable to those you currently receive.

Today’s news is obviously bittersweet for me, but I believe it’s also absolutely the right move for the company. I look forward to celebrating our 20-year anniversary with everyone in January, a celebration which now will double as the start of a new chapter for Vascular Solutions becoming a part of Teleflex.

Thank you for everything you’ve done to make VSI a clinical and financial success.

Howard

Additional Information

In connection with the proposed transaction, Vascular Solutions intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”).  Promptly after filing its definitive proxy statement with the SEC, Vascular Solutions will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction.  SHAREHOLDERS OF VASCULAR SOLUTIONS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT VASCULAR SOLUTIONS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VASCULAR SOLUTIONS AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Vascular Solutions’ website (www.vasc.com) or by writing to Vascular Solutions, Investor Relations, 6401 Sycamore Court, Minneapolis, Minnesota 55369.

This communication is neither a solicitation of proxy, an offer to purchase nor a  solicitation of an offer to sell shares of Vascular Solutions.  Vascular Solutions and its directors and executive officers are participants in the solicitation of proxies from the company’s stockholders with respect to the transaction. Information about Vascular Solutions’ directors and executive officers and their ownership of the company’s common stock is set forth in the company’s proxy statement on Schedule 14A filed with the SEC on March 25, 2016. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This email contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Teleflex and Vascular Solutions, including statements regarding the benefits of the transaction and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this email, including but not limited to:(i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Vascular Solutions’ business and the price of the common stock of Vascular Solutions, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of Vascular Solutions and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Vascular Solutions’ business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Vascular Solutions and potential difficulties in Vascular Solutions employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Vascular Solutions’ ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Vascular Solutions or Teleflex related to the merger agreement or the transaction. In addition, please refer to the documents that Teleflex and Vascular Solutions file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this email. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vascular Solutions assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

[Email to all VSI international distributors]

Re:  Today’s News

VSI distributors,

When I started Vascular Solutions in 1997, I knew this day eventually would come – I just didn’t know when. Today, after 20 years of working together to build a great medical device company, our Board of Directors has unanimously agreed to the acquisition of Vascular Solutions by Teleflex for $1 billion, or $56.00 per share.

The attached press releases provide some of the details, and in this email I’ll provide you a few more on how the acquisition will affect our international distributor partners. More information will be known by the time we get together in January for our World Sales Meeting, where you will meet and have discussions with the senior management of Teleflex.

First, today’s announcement is just the beginning of the acquisition process, which we expect to be completed sometime in the first half of 2017. Until then, we will continue to operate Vascular Solutions just as we operate it today, and I will continue to run the company through this transition.

Second, this isn’t the end of our company. Instead, it’s the start of its next chapter. When I let our Board of Directors know in July that I didn’t want to continue as CEO much longer due to the personal risks I experienced in the Short Kit litigation, we decided to see if we could find the right corporate partner to manage our company’s future. I’m confident we found that partner in Teleflex. In my multiple discussions with their management team, I am convinced that their goal in acquiring VSI is not to down-size our operations, but rather to strengthen our efforts to develop, manufacture and sell even more exceptional medical devices to our newly-combined customer base.

Today’s news is obviously bittersweet for me, but I believe it’s also absolutely the right move for the company. I look forward to celebrating our 20-year anniversary with you at the sales meeting in January, a celebration which will now double as the start of a new chapter for Vascular Solutions becoming a part of Teleflex.

Thank you for everything you’ve done to make VSI a clinical and financial success.

Howard

Additional Information

In connection with the proposed transaction, Vascular Solutions intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”).  Promptly after filing its definitive proxy statement with the SEC, Vascular Solutions will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction.  SHAREHOLDERS OF VASCULAR SOLUTIONS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT VASCULAR SOLUTIONS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VASCULAR SOLUTIONS AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Vascular Solutions’ website (www.vasc.com) or by writing to Vascular Solutions, Investor Relations, 6401 Sycamore Court, Minneapolis, Minnesota 55369.

This communication is neither a solicitation of proxy, an offer to purchase nor a  solicitation of an offer to sell shares of Vascular Solutions.  Vascular Solutions and its directors and executive officers are participants in the solicitation of proxies from the company’s stockholders with respect to the transaction. Information about Vascular Solutions’ directors and executive officers and their ownership of the company’s common stock is set forth in the company’s proxy statement on Schedule 14A filed with the SEC on March 25, 2016. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This email contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Teleflex and Vascular Solutions, including statements regarding the benefits of the transaction and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this email, including but not limited to:(i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Vascular Solutions’ business and the price of the common stock of Vascular Solutions, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of Vascular Solutions and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Vascular Solutions’ business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Vascular Solutions and potential difficulties in Vascular Solutions employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Vascular Solutions’ ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Vascular Solutions or Teleflex related to the merger agreement or the transaction. In addition, please refer to the documents that Teleflex and Vascular Solutions file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this email. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vascular Solutions assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.